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                                                                    Exhibit 10.7

                     AMENDMENT NO. 1 TO SERIES C CONVERTIBLE
                            STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO SERIES C CONVERTIBLE STOCK PURCHASE AGREEMENT dated as of December 10, 2001 (this "Amendment"), is made and entered into by and among UBS CAPITAL AMERICAS III, L.P., a Jersey, Channel Islands limited partnership ("Americas"), UBS CAPITAL LLC, a Delaware limited liability company ("UBS Capital" and together with Americas, the "Purchasers") and IFX CORPORATION, a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, Purchasers and the Company are parties to that certain Series C Convertible Stock Purchase Agreement dated as of October 11, 2001 (the "Purchase Agreement"); and

     WHEREAS, the Company and Purchasers desire to amend the Purchase Agreement as set forth below, which amendment has been approved by the Board of Directors of the Company.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Termination Date. Section 10(b) of the Purchase Agreement is amended by deleting the number "60" and substituting the number "90" therefor.

     2. Counterparts. This Amendment may be executed in one or more counterparts and all such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     3. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

     4. Defined Terms. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     5. Continuance of Purchase Agreement. Except as provided herein, the terms of the Purchase Agreement shall continue in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the first date written above.

                          IFX CORPORATION


                          By: /s/ Joel Eidelstein
                              --------------------------------------
                              Name:  Joel Eidelstein
                              Title: President

                          UBS CAPITAL AMERICAS III, L.P.

                          By: UBS CAPITAL AMERICAS III, LLC



                              By: /s/ Mark O. Lama
                                  ----------------------------------
                                  Name:  Mark O. Lama
                                  Title: Principal

                              By: /s/ Marc Unger
                                  ----------------------------------
                                  Name:  Marc Unger
                                  Title: Chief Financial Officer

                          UBS CAPITAL LLC



                          By: /s/ Mark Lama
                              --------------------------------------
                              Name:  Mark Lama
                              Title: Attorney-in-fact

                          By: /s/ Marc Unger
                              --------------------------------------
                              Name:  Marc Unger
                              Title: Attorney-in-fact

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